Third Quarter 2012 Business Review Jonathan W. Painter, President & CEO Thomas M. O’Brien, Executive Vice President & CFO

* KAI 3Q12 Business Review–October 30, 2012 © 2012 Kadant Inc. All rights reserved. Forward-Looking Statements The following constitutes a “Safe Harbor” statement under the Private Securities Litigation Reform Act of 1995: This presentation contains forward-looking statements that involve a number of risks and uncertainties, including forward-looking statements about our expected future financial and operating performance, demand for our products, and economic and industry outlook. Our actual results may differ materially from these forward-looking statements as a result of various important factors, including those set forth under the heading “Risk Factors” in Kadant’s quarterly report on Form 10-Q for the quarter ended June 30, 2012. These include risks and uncertainties relating to our dependence on the pulp and paper industry; significance of sales and operation of manufacturing facilities in China; our ability to adjust operating costs and manufacturing sufficiently in China to meet demand; commodity and component price increases or shortages; international sales and operations; competition; soundness of suppliers and customers; our effective tax rate; future restructurings; soundness of financial institutions; our debt obligations; restrictions in our credit agreement; litigation costs related to our discontinued operation; our acquisition strategy; protection of patents and proprietary rights; failure of our information systems or breaches of data security; fluctuations in our share price; and anti-takeover provisions. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise.

* KAI 3Q12 Business Review–October 30, 2012 © 2012 Kadant Inc. All rights reserved. Use of Non-GAAP Financial Measures In addition to the financial measures prepared in accordance with generally accepted accounting principles (GAAP), we use certain non-GAAP financial measures, including increases or decreases in revenues excluding the effect of foreign currency translation, adjusted diluted EPS, earnings before interest, taxes, depreciation, and amortization (EBITDA), and adjusted EBITDA. A reconciliation of those numbers to the most directly comparable U.S. GAAP financial measures is shown in our 2012 third quarter earnings press release issued October 29, 2012, which is available in the Investors section of our website at www.kadant.com under the heading Investor News.

* KAI 3Q12 Business Review–October 30, 2012 © 2012 Kadant Inc. All rights reserved. BUSINESS REVIEW Jonathan W. Painter President & CEO

* KAI 3Q12 Business Review–October 30, 2012 © 2012 Kadant Inc. All rights reserved. Q3 2012 Financial Highlights ($ Millions, except per share amounts) Q3 2012 Q3 2011 % CHANGE Revenue $86.6 $84.4 2.7% Gross Margin 43.4% 42.7% n.a. Diluted EPS $0.74 $0.70 5.7% Adjusted Diluted EPS1,2 $0.66 $0.47 40.4% Cash Flow1 $13.2 $12.3 7.4% Net Cash (cash less debt) $41.5 $30.7 35.4% 1 Cash Flow and Adjusted Diluted EPS are from continuing operations. 2 Adjusted Diluted EPS is a non-GAAP financial measure as detailed in our Q3 2012 earnings press release issued October 29, 2012. Percent change calculated using actual numbers reported in our Q3 2012 earnings release dated October 29, 2012.

* KAI 3Q12 Business Review–October 30, 2012 © 2012 Kadant Inc. All rights reserved. Revenue By Product Line: Q3 2012 $86.6 million, up 2.7% compared to Q3 2011 ($ Millions) Q3 2012 Q3 2011 % CHANGE EXCL. FX Stock-Preparation $34.5 $33.0 4.4% 8.2% Doctoring, Cleaning, & Filtration 27.1 24.6 10.4% 14.1% Fluid-Handling 23.6 25.3 -6.7% -1.1% Fiber-based Products 1.4 1.5 -5.8% -5.8% TOTAL $86.6 $84.4 2.7% 6.9% Percent change calculated using actual numbers reported in our Q3 2012 earnings release dated October 29, 2012.

* KAI 3Q12 Business Review–October 30, 2012 © 2012 Kadant Inc. All rights reserved. Bookings By Product Line: Q3 2012 $69.3 million, down 27.2% compared to Q3 2011 Percent change calculated using actual numbers reported in our Q3 2012 earnings release dated October 29, 2012. ($ Millions) Q3 2012 Q3 2011 % CHANGE EXCL. FX Stock-Preparation $23.7 $45.3 -47.7% -46.0% Doctoring, Cleaning, & Filtration 24.1 23.4 3.2% 5.9% Fluid-Handling 20.4 25.3 -19.2% -13.8% Fiber-based Products 1.1 1.3 -14.6% -14.6% TOTAL $69.3 $95.3 -27.2% -24.3%

* KAI 3Q12 Business Review–October 30, 2012 © 2012 Kadant Inc. All rights reserved. Bookings and Revenues US$ (millions)

* KAI 3Q12 Business Review–October 30, 2012 © 2012 Kadant Inc. All rights reserved. Parts and Consumables Bookings and Revenues US$ (millions)

* KAI 3Q12 Business Review–October 30, 2012 © 2012 Kadant Inc. All rights reserved. REGIONAL PERFORMANCE

* KAI 3Q12 Business Review–October 30, 2012 © 2012 Kadant Inc. All rights reserved. North America Bookings and Revenues US$ (millions)

* KAI 3Q12 Business Review–October 30, 2012 © 2012 Kadant Inc. All rights reserved. Europe Bookings and Revenues US$ (millions)

* KAI 3Q12 Business Review–October 30, 2012 © 2012 Kadant Inc. All rights reserved. China Bookings and Revenues US$ (millions)

* KAI 3Q12 Business Review–October 30, 2012 © 2012 Kadant Inc. All rights reserved. Rest-of-World Bookings and Revenues US$ (millions)

* KAI 3Q12 Business Review–October 30, 2012 © 2012 Kadant Inc. All rights reserved. Guidance for Continuing Operations Q4 2012 GAAP diluted EPS of $0.35 to $0.37 Q4 2012 revenues of $77 to $79 million FY 2012 GAAP diluted EPS of $2.18 to $2.20 FY 2012 revenues of $331 to $333 million

* KAI 3Q12 Business Review–October 30, 2012 © 2012 Kadant Inc. All rights reserved. FINANCIAL REVIEW Thomas M. O’Brien Executive Vice President & Chief Financial Officer

* KAI 3Q12 Business Review–October 30, 2012 © 2012 Kadant Inc. All rights reserved. Gross Margins 3Q12 2Q12 3Q11 Sequential ∆ Y-O-Y ∆ Papermaking Systems Segment 43.6% 43.4% 42.8% 0.2% 0.8% Fiber-based Products 30.4% 52.8% 36.5% -22.4% -6.1% TOTAL 43.4% 43.7% 42.7% -0.3% 0.7%

* KAI 3Q12 Business Review–October 30, 2012 © 2012 Kadant Inc. All rights reserved. SG&A ($ Millions) 3Q12 2Q12 3Q11 Sequential ∆ Y-O-Y ∆ SG&A $26.2 $25.5 $26.1 $0.7 $0.1 % Revenues 30.2% 30.7% 30.9% -0.5% -0.7%

* KAI 3Q12 Business Review–October 30, 2012 © 2012 Kadant Inc. All rights reserved. 3Q11 to 3Q12 Diluted EPS from Continuing Operations

* KAI 3Q12 Business Review–October 30, 2012 © 2012 Kadant Inc. All rights reserved. Cash Flow ($ Millions) 3Q12 3Q11 3Q12 YTD 3Q11 YTD Income from Continuing Operations $7.7 $9.9 $21.4 $23.2 Depreciation and Amortization 2.1 2.1 6.4 5.9 Stock-Based Compensation 1.3 1.0 3.6 2.9 Other Items 0.3 (3.2) 0.2 (2.7) Change in Current Assets & Liabilities (excl. acquisitions) 1.8 2.5 (13.9) (9.8) Cash Provided by Continuing Operations $13.2 $12.3 $17.7 $19.5

* KAI 3Q12 Business Review–October 30, 2012 © 2012 Kadant Inc. All rights reserved. Key Working Capital Metrics 3Q12 2Q12 3Q11 Days in Receivables 70 74 62 Days in Inventory 85 97 111 Days in Payables 42 49 44

* KAI 3Q12 Business Review–October 30, 2012 © 2012 Kadant Inc. All rights reserved. Working Capital and Cash Conversion Days 3Q12 2Q12 3Q11 Working Capital % LTM Revenues* 13.4% 13.8% 10.8% Cash Conversion Days 113 days 122 days 129 days *Working Capital is defined as current assets less current liabilities, excluding cash, debt, and the discontinued operation.

* KAI 3Q12 Business Review–October 30, 2012 © 2012 Kadant Inc. All rights reserved. Cash and Debt ($ Millions) 3Q12 2Q12 3Q11 Cash, cash equivalents, restricted cash $53.4 $42.1 $48.1 Debt (11.9) (12.0) (17.4) Net Cash $41.5 $30.1 $30.7

* KAI 3Q12 Business Review–October 30, 2012 © 2012 Kadant Inc. All rights reserved. Leverage Ratio * Calculated by adding or subtracting certain items, as required by our Credit Facility, from Adjusted EBITDA. Under our new Credit Facility entered into on August 3, 2012 total debt is defined as debt less domestic cash of up to $25 million. For periods prior to 3Q12, total debt was not reduced for domestic cash.

* KAI 3Q12 Business Review–October 30, 2012 © 2012 Kadant Inc. All rights reserved. Questions & Answers To ask a question, please call 866-804-6926 within the U.S. or +1-857-350-1672 outside the U.S. and reference 83375884. Please mute the audio on your computer.

Third Quarter 2012 Business Review Jonathan W. Painter, President & CEO Thomas M. O’Brien, Executive Vice President & CFO